Exhibit 10.6

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”) made on the 16th day of September, 2013

AMONG:

(1)	SOGOU INC., an exempted company with limited liability organized and existing under the laws of the Cayman Islands whose with executive offices at Level 12, Sohu.com Internet Plaza, No. 1 Unit Zhongguancun East Road, Haidian District, Beijing 100084, China (the “Company”);

(2)	SOHU.COM (SEARCH) LIMITED, an exempted company with limited liability organized and existing under the laws of the Cayman Islands with its registered office at Floor 4, Willow House, Cricket Square, P.O. Box 2804, Grand Cayman KY1-1112, Cayman Islands (“Sohu Search”);

(3)	PHOTON GROUP LIMITED, a company incorporated under the laws of the British Virgin Islands (“Photon”);

(4)	XIAOCHUAN WANG (王小川), a citizen of the PRC, and his affiliated company, Rose Shadow Company Limited, an exempted company with limited liability under the laws of the British Virgin Islands (together, “WXC”); and

(6)	OTHER MEMBERS OF SOGOU MANAGEMENT and their respective affiliated companies as set out in Schedule 1 hereto (together with WXC, collectively, “Sogou Management” and each, a “Member of Sogou Management”).

Sohu Search, Photon, WXC and the Members of Sogou Management are hereinafter referred to, collectively, as the “Shareholders” or, individually, as a “Shareholder.”

WITNESSETH:

WHEREAS, the Company, Sohu Search, Photon, and THL A21 LIMITED, a British Virgin Islands company (“Tencent”), are entering into a Subscription Agreement pursuant to which, among other things, the Company will issue to Tencent, and Tencent will purchase from the Company, Series B Preferred Shares and Class B Ordinary Shares (the “Subscription Agreement”);

WHEREAS, each Shareholder considers it to be in his or its best interest for the Company to enter into the Subscription Agreement; and

WHEREAS, as a condition to the execution and delivery of the Subscription Agreement, each of the Shareholders has agreed, upon the terms and subject to the conditions set forth herein, to enter into this Agreement and to abide by the covenants and obligations set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions

(a) “Beneficial Ownership” by a Person of any security includes ownership by any Person who, directly or indirectly, through any contract, agreement or other instrument, arrangement, understanding, relationship or otherwise (whether or not in writing), has or shares: (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person will include securities Beneficially Owned by all Affiliates of such Person and all other Persons with whom such Person would constitute a “group” within the meaning of Section 13(d) of the Exchange Act. The terms “Beneficially Own,” “Beneficially Owned” and “Beneficial Owner” shall have correlative meanings.

(b) “Class A Ordinary Shares” means the Class A ordinary shares, par value US$0.001 per share, of the Company.

(c) “Company Shares” means the Class A Ordinary Shares, Series A Preferred Shares, and other voting securities of the Company that a Shareholder from time to time Beneficially Owns, or acquires Beneficial Ownership of after the date of this Agreement, including securities issued with respect to, upon conversion of, or in exchange or substitution of such Company Shares; provided, however, that in the case of WXC, “Company Shares” does not include any Class A Ordinary Shares, Series A Preferred Shares, and other voting securities of the Company that are not WXC Employee Shares.

(d) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof or any other entity.

(e) “Series A Preferred Shares” means the series A preferred shares, par value US$0.001 per share, of the Company.

(f) “Series B Preferred Shares” means the series B preferred shares, par value US$0.001 per share, of the Company.

(g) “WXC Employee Shares” means Class A Ordinary Shares, Series A Preferred Shares, and other voting securities of the Company that are issued by the Company to WXC in connection with his employment relationship with the Company or any of its parents, subsidiaries or variable interest entities or otherwise acquired by WXC from the Company. For the avoidance of doubt, WXC Employee Shares do not include any Company Share(s) that WXC may acquire from time to time from third parties, including any Company Share(s) that WXC may acquire in the public market following the Company’s completion of an initial public offering of Company Shares.

Section 2. Agreement to Vote; Proxy.

(a) Voting Agreement. Each of the Shareholders hereby irrevocably and unconditionally agrees that, during the Term (as defined below), (i) he or it shall vote, or cause to be voted, at any regular or special meeting of shareholders of the Company, or any adjournment thereof, however called, or in any action by written consent of the shareholders of the Company, all of the Company Shares then Beneficially Owned by such Shareholder (or as to which he or it then has voting power) as may be necessary to elect such individuals as may be designated by Sohu Search in accordance with the memorandum of association and articles of the Company (the “M&A”) (such individuals or their successors, as the case may be, each a “Sohu Director” and collectively, the “Sohu Directors” ), as a director of the board of directors (the “Board”) of the Company in accordance with this Agreement and the M&A and (ii) he or it shall take all actions within his or its power to cause an election or an action by written consent to be proposed as may be necessary to effect the foregoing.

(b) Grant of Proxy and Designation as Attorney-in-Fact. In furtherance of and in addition to the voting agreement under Section 2(a) hereof, each of the Shareholders hereby irrevocably grants to and appoints Sohu Search (the “Proxy”) as the Shareholder’s proxy and attorney-in-fact for and in the Shareholder’s name, place and stead, to vote such Shareholder’s Company Shares at any meeting or written consent of the shareholders of the Company called or circulated with respect to any resolution proposed to be adopted by the Company’s shareholders and to execute in such Shareholder’s name as attorney-in-fact any such written consent, with respect to the election of any Sohu Director. Each Shareholder hereby acknowledges and confirms that this irrevocable proxy and designation as attorney-in-fact set forth in this Section 2(b) are given in connection with the execution of this Agreement, and that such irrevocable proxy and designation as attorney-in-fact are given to secure the performance of the duties of such Shareholder under this Agreement and for no other purpose. Each Shareholder hereby (i) acknowledges and confirms that such irrevocable proxy and designation as attorney-in-fact are coupled with an interest and may under no circumstances be revoked by such Shareholder, (ii) acknowledges and confirms that the Proxy may lawfully do or cause to be done the actions set forth herein by virtue hereof, and (iii) understands and agreed that a legend may be placed on any certificates representing such Shareholder’s Company Shares regarding this Section 2(b) and the contents hereof

(c) Sohu Search shall inform the Board and the Shareholders from time to time with sufficient advance notice (but in any event, no later than forty-five (45) calendar days before any action is to be taken in reliance thereon) of the name(s) of its nominees for the Sohu Directors; provided that the initial nominees for the Sohu Directors shall be Charles Zhang, Xiaochuan Wang and Carol Yu.

(d) Except as otherwise provided in Section 2(b) hereof, each of the Shareholders agrees that he or it will not, during the Term, (i) grant any proxy, power-of-attorney or other authorization in or relating to his or its Company Shares, (ii) deposit any of his or its Company Shares into a voting trust or enter into a voting agreement or arrangement relating to his or its Company Shares or (iii) take any other action that would in any way restrict, limit or interfere with the performance of his or its obligations under this Agreement. Each of the Shareholders represents and warrants to the other parties hereto that (i) he or it is the Beneficial Owner of all of its Company Shares, free and clear of any proxy, power-of-attorney or other authorization in or relating to his or its Company Shares, (ii) his or its Company Shares have not been deposited into a voting trust, and such Shareholder has not entered into a voting agreement or arrangement with respect to such Company Shares and (iii) such Shareholder has not taken any other action that would in any way restrict, limit or interfere with the performance of his or its obligations under this Agreement.

Section 3. Vacancy and Removal of Directors.

(a) Following any vacancy resulting from the death, removal or resignation of any individual serving as a Sohu Director, such vacancy shall be filled with the designee of Sohu Search pursuant to Section 2 hereof, and the Shareholders shall cause the Company to take all necessary action to fill any such vacancy as promptly as practicable.

(b) Each Shareholder agrees not to vote, and not to cause to be voted, any of the Company Shares then Beneficially Owned by him or it except as directed by Sohu Search.

Section 4. Restrictions on Transfer by the Shareholders. In the event any of the Shareholders sells, transfers or otherwise disposes of in any way, all or any part of or any interest in any of their Company Shares to any third party, it shall cause such third party to execute and deliver a Joinder Agreement substantially in the form attached hereto as Exhibit A.

Section 5. Further Assurances. Each party hereto shall take or cause to be taken such further actions as it is legally able to take, and shall execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments as may be reasonably required or requested by the other parties in order to effectuate fully the purposes, terms and conditions of this Agreement.

Section 6. Specific Performance. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly each party to this Agreement (a) shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the forum described in Section 13, without proof of damages or otherwise, this being in addition to any other remedy at law or in equity, and (b) hereby waives any requirement for the posting of any bond or similar collateral in connection therewith. Each party hereto agrees that he or it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) any other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity.

Section 7. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

Section 8. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) upon delivery if sent via a courier service, or (c) upon receipt of electronic or other confirmation of transmission if sent via email or facsimile, in each case, at the email addresses or facsimile numbers (or at such other email address or facsimile number for a party as shall be specified by like notice) set forth below:

(i)	if to the Company:

SOGOU INC.
Floor 4, Willow House
Cricket Square, P.O. Box 2804
Grand Cayman KY1-1112
Cayman Islands
Attention: Xiaochuan Wang
Email: xiaochuanwang@sohu-inc.com

with a copy to:

Goulston & Storrs, P.C.
400 Atlantic Avenue
Boston, MA 02110
U.S.A
Attention: Timothy B. Bancroft
Facsimile: +1 617 574 7568
Email: tbancroft@goulstonstorrs.com

(ii)	if to Sohu Search:

SOHU.COM (SEARCH) LIMITED
Floor 4, Willow House
Cricket Square, P.O. Box 2804
Grand Cayman KY1-1112
Cayman Islands Attention: Carol Yu
Facsimile No.: +86 10 6272 6988
Email: carol@sohu-inc.com

with copies to:

Goulston & Storrs, P.C.
400 Atlantic Avenue
Boston, MA 02110
U.S.A
Attention: Timothy B. Bancroft
Facsimile: +1 617 574 7568
Email: tbancroft@goulstonstorrs.com

(iii)	if to Photon:

Photon Group Limited
Floor 4, Willow House
Cricket Square, P.O. Box 2804
Grand Cayman KY1-1112
Cayman Islands Attn: Charles Zhang
Email: liwei@sohu-inc.com

(iv)	if to each of the Member of Sogou Management:

c/o Sohu.com Inc.
Sohu.com Internet Plaza
Level 18, Sohu.com Media Plaza
Block 3, No. 2 Kexueyuan South Road
Haidian District, Beijing 100190, China
Attention: Xiaochuan Wang
Email: xiaochuanwang@sohu-inc.com

Section 9. Term. This Agreement shall terminate upon the date that no more than one Shareholder Beneficially Owns Company Shares (the period from the date hereof until such termination date, the “Term”). Notwithstanding the foregoing, this Agreement and all obligations of the parties hereunder shall automatically terminate at any time upon the written agreement of each of the parties hereto.

Section 10. Amendments and Waivers. This Agreement may not be amended, modified or supplemented except by an instrument in writing signed by each party hereto.

Section 11. Share Splits, Share Dividends, etc. In the event of any issuance of Company Shares hereafter to any of the parties hereto (including, without limitation, in connection with any share split, share dividend, recapitalization, reorganization or the like), such securities shall become subject to this Agreement.

Section 12. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 13. Governing Law; Dispute Resolution.

(a) This Agreement shall be governed by and construed in accordance with the laws of New York, without giving effect to the choice of law principles thereof.

(b) Each of the parties hereto irrevocably agrees that any dispute or controversy arising out of, relating to, or concerning any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in the Hong Kong S.A.R. under the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “Arbitration Rules”) in force when a Notice of Arbitration is submitted in accordance with the Arbitration Rules. There shall be one (1) arbitrator, selected in accordance with the Arbitration Rules. The award of the arbitrator shall be final, conclusive and binding on the parties hereto. Judgment may be entered on the arbitrator’s award in any court having competent jurisdiction. The parties hereto shall each pay an equal share of the costs and expenses of such arbitration, and each party shall separately pay for its respective counsel fees and expenses.

Section 14. Entire Agreement. This Agreement is intended to be the sole agreement of the parties hereto as it relates to the subject matter hereof and supersede all other agreements of the parties hereto relating to the subject matter hereof.

Section 15. Expenses. All costs and expenses (including all fees and disbursements of counsel, accountants, investment bankers, experts and consultants to a party) incurred in connection with this Agreement shall be paid by the party incurring such costs and expenses.

Section 16. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SOGOU INC.

By:
Name:
Title:

SOHU.COM (SEARCH) LIMITED

By:
Name:
Title:

PHOTON GROUP LIMITED

By:
Name:
Title:

Xiaochuan Wang

Hongtao Yang

Tao Hong

Liyun Ru

Tao Wu

[Signature Page to Voting Agreement]

ROSE SHADOW COMPANY LIMITED

By:
Name:	Yunhong Sui
Title:	Director

DOUBLE ACTING INVESTMENT LIMITED

By:
Name:	Yunhong Sui
Title:	Director

FAST APPROACH HOLDING LIMITED

By:
Name:	Yunhong Sui
Title:	Director

LUXURY MASTER LIMITED

By:
Name:	Yunhong Sui
Title:	Director

HONOR SOURCE INVESTMENT LIMITED

By:
Name:	Yunhong Sui
Title:	Director

[Signature Page to Voting Agreement]

SCHEDULE 1

SOGOU MANAGMENT

Xiaochuan Wang

Tao Hong

Liyun Ru

Hongtao Yang

Tao Wu

Rose Shadow Company Limited

Double Acting Investment Limited

Fast Approach Holding Limited

Luxury Master Limited

Honor Source Investment Limited

EXHIBIT A

JOINDER AREEMENT

This Joinder Agreement (“Joinder Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Voting Agreement dated as of [•], 2013 (the “Agreement”) by and among the Company and the Shareholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder Agreement, the Transferee agrees as follows:

(a) Acknowledgment. Transferee acknowledges that Transferee is acquiring Company Shares subject to the terms and conditions of the Agreement.

(b) Agreement. Transferee (i) agrees that all Company Shares now or hereafter acquired by, transferred to or otherwise held by Transferee shall be bound by and subject to the terms of the Agreement, (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a party thereto and (iii) agrees to be subject to the obligations and restrictions of a Shareholder thereunder.

(c) Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

EXECUTED AND DATED this             day of                     .

TRANSFEREE:

By:
Name and Title

Address:
Fax:

Accepted and Agreed:

SOGOU INC.

By:
Title:

A-1

EXECUTION COPY

AMENDMENT

TO

VOTING AGREEMENT

This Amendment to Voting Agreement (this “Amendment”) is made and entered into as of August 11, 2017, by and among:

(i)	SOGOU INC., an exempted company with limited liability organized and existing under the laws of the Cayman Islands (the “Company”);

(ii)	SOHU.COM (SEARCH) LIMITED, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Sohu Search”);

(iii)	PHOTON GROUP LIMITED, a company incorporated under the laws of the British Virgin Islands (“Photon”);

(iv)	XIAOCHUAN WANG, a citizen of the PRC, and his affiliated company, Rose Shadow Company Limited, an exempted company with limited liability under the laws of the British Virgin Islands (together, “WXC”); and

(v)	OTHER MEMBERS OF SOGOU MANAGEMENT and their respective affiliated companies as set out in Schedule 1 hereto (together with WXC, collectively, “Sogou Management” and each, a “Member of Sogou Management”).

Sohu Search, Photon, the Members of Sogou Management are hereinafter referred to, collectively, as the “Shareholders” or, individually, as a “Shareholder.”

WHEREAS, reference is made to the Voting Agreement dated as of September 16, 2013, by and among the Company, Sohu Search, Photon and Sogou Management thereto (the “Voting Agreement”); and

WHEREAS, the parties hereto wish to amend the Voting Agreement, subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, the parties hereto agree as follows:

1. Amendment. Pursuant to Section 10 of the Voting Agreement, Section 4 of the Voting Agreement is hereby deleted in its entirety and replaced with the following:

“Section 4. Restrictions on Transfer by the Shareholders. In the event any of the Shareholders sells, transfers or otherwise disposes of in any way, all or any part of or any interest in any of their Company Shares to any third party, it shall cause such third party to execute and deliver a Joinder Agreement substantially in the form attached hereto as Exhibit A; provided however, that, following the completion of Company’s IPO, this Section 4 will not apply to any sale by any of the Shareholders of any of their Company Shares in the public market pursuant to an effective registration statement under the Securities Act of 1933 (the “Securities Act”) or pursuant to Rule 144 or another exemption available under the Securities

Act for resales in the public market. As used in this Section 4, the term “IPO” means the sale of the Company’s ordinary shares or, if applicable, American depositary shares representing such ordinary shares, in the first firm-commitment underwritten public offering in the United States pursuant to an effective registration statement under the Securities Act.

2. Voting Agreement Otherwise Unchanged. The Voting Agreement, as amended by this Amendment, will remain in full force and effect and is binding upon all parties thereto.

3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of law thereof that would apply the laws of another jurisdiction.

4. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages follow]

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

SOGOU INC.

By:
Name:
Title:

SOHU.COM (SEARCH) LIMITED

By:
Name:
Title:

PHOTON GROUP LIMITED

By:
Name:
Title:

Xiaochuan Wang

Hongtao Yang

Tao Hong

Liyun Ru

Tao Wu

ROSE SHADOW COMPANY LIMITED

By:
Name:	Yunhong Sui
Title:	Director

DOUBLE ACTING INVESTMENT LIMITED

By:
Name:	Yunhong Sui
Title:	Director

FAST APPROACH HOLDING LIMITED

By:
Name:	Yunhong Sui
Title:	Director

LUXURY MASTER LIMITED

By:
Name:	Yunhong Sui
Title:	Director

HONOR SOURCE INVESTMENT LIMITED

By:
Name:	Yunhong Sui
Title:	Director